                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 27, 2003
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                        (Date of earliest event reported)

                         American Media Operations, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

       Delaware                   001-11112                  65-0203383
   -----------------       ------------------------      -------------------
    (State or Other        (Commission File Number)         (IRS Employer
     Jurisdiction                                        Identification No.)
   of Incorporation)

                             190 Congress Park Drive
                           Delray Beach, Florida 33445
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (561) 997-7733

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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                                                                               2


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On January 23, 2003, American Media Operations, Inc. (the "Company") completed the acquisition (the "Closing") of Weider Publications, LLC ("Weider Publications") from Weider Interactive Networks, Inc. ("WIN") and Weider Health and Fitness, LLC ("WHF"). The acquisition was consummated pursuant to the terms of a Purchase and Contribution Agreement dated November 26, 2002 (the "Purchase Agreement") among the Company, Weider Health and Fitness ("WHF Parent"), WIN, WHF, Weider Publications, and EMP Group L.L.C ("EMP").

         Pursuant to the Purchase Agreement, the total purchase price paid by the Company to WIN and WHF for Weider Publications was $350,000,000, which is subject to a post-closing working capital adjustment.

         The following table sets forth the expected sources and uses of funds in connection with the financing of the acquisition.

================================================================================
SOURCES (in millions):                     USES:
--------------------------------------------------------------------------------

Cash from AMI...............   $  20.0     Total Purchase Price....  $ 350.0(2)
New Tranche C-1 Term Loan...     140.0     Transaction Costs.......     10.0(3)
Debt Securities.............     150.0
Equity Investment...........      50.0(1)
                               -------                               -------
Total Sources...............   $ 360.0     Total Uses..............  $ 360.0
================================================================================

         (1) The Equity Investment consisted of $41.25 million in cash equity from EMP and common equity interests of EMP having a value of approximately $8.75 million issued to WHF and WIN.

         (2) The purchase price is subject to customary closing adjustments, including an adjustment based upon the working capital of Weider Publications.

         (3) In addition to the transaction costs associated with the above described transactions, we expect one-time integration cash expenditures of approximately $10.0 million within six months of Closing.

         WHF and WIN retained a 2.5% interest in Weider Publications, which was exchanged at the Closing for LLC units of EMP and transferred, also at the Closing, by EMP to the Company as a capital contribution. As a result, the Company currently owns 100% of the LLC units of Weider Publications. In connection with the Closing, Eric Weider, WHF Parent's Chief Executive Officer, was designated as a member of the Board of Managers of EMP.

         The foregoing information contained in this Form 8-K with respect to the acquisition is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is incorporated herein as an Exhibit.

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                                                                               3


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

       99.1    Weider Selected Historical Financial Information

       99.2 Consolidated Financial Statements of Weider Publications, Inc. and Subsidiaries and Weider Interactive Networks, Inc.

(B) PRO FORMA FINANCIAL INFORMATION.

       99.3    Summary Historical and Pro Forma Financial Information

       99.4    Unaudited Pro Forma Financial Information

(C) EXHIBITS.

         The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

EXHIBIT
  NO.                                       TITLE
-------                                     -----

  2.1 Purchase and Contribution Agreement dated as of November 26, 2002 by and among Weider Health and Fitness, Weider Interactive
               Networks, Inc., Weider Health and Fitness, LLC, Weider
               Publications, LLC, EMP Group L.L.C., and American Media
               Operations, Inc.

  4.1          Indenture dated as of January 23, 2003 by and among American
               Media Operations, Inc., the guarantors party thereto and J.P.
               Morgan Trust Company, National Association

  4.2          Amendment and Restatement Agreement, dated as of January 23,
               2003, among American Media Operations, Inc., American Media,
               Inc., the lenders party thereto, and JPMorgan Chase Bank, as Administrative Agent, under the Credit Agreement, dated as of May
               7, 1999, as amended and restated as of May 21, 2002, among the parties thereto



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                                                                               4

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AMERICAN MEDIA OPERATIONS, INC.
                                                      (Registrant)


Dated: January 27, 2003                      By: /s/ John A. Miley
                                                -------------------------------
                                                Name:  John A. Miley
                                                Title: Executive Vice President,
                                                       Chief Financial Officer



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                                                                               5

                                  EXHIBIT INDEX

EXHIBIT
NO.                                      TITLE
-------                                  -----

  2.1 Purchase and Contribution Agreement dated as of November 26, 2002 by and among Weider Health and Fitness, Weider Interactive
               Networks, Inc., Weider Health and Fitness, LLC, Weider
               Publications, LLC, EMP Group L.L.C., and American Media
               Operations, Inc.

  4.1          Indenture dated as of January 23, 2003 by and among American
               Media Operations, Inc., the guarantors party thereto and J.P.
               Morgan Trust Company, National Association

  4.2          Amendment and Restatement Agreement, dated as of January 23,
               2003, among American Media Operations, Inc., American Media,
               Inc., the lenders party thereto, and JPMorgan Chase Bank, as Administrative Agent, under the Credit Agreement, dated as of May
               7, 1999, as amended and restated as of May 21, 2002, among the parties thereto

 99.1          Weider Selected Historical Financial Information

 99.2          Consolidated Financial Statements of Weider Publications, Inc.
               and Subsidiaries and Weider Interactive Networks, Inc.

 99.3          Summary Historical and Pro Forma Financial Information

 99.4          Unaudited Pro Forma Financial Information